UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event

reported) November 16, 2005 (November 10, 2005)

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Effective November 10, 2005, the Board of Directors of Build-A-Bear Workshop, Inc. (the “Company”), upon a recommendation by the Compensation Committee of the Company’s Board of Directors, set the following compensation for non-management Directors:

Board Compensation (Non-Management Directors):

Annual Retainer for Board membership:	$40,000
Annual Retainer for Audit Committee Chairperson:	$10,000
Other Committee Chairpersons:	$ 5,000

In addition, any Board member who reaches mandatory retirement age set forth in the Company’s Corporate Governance Guidelines and is asked by the Board to continue to serve the Company in the status of Board member Emeritus will receive an annual retainer fee of $25,000.

The annual retainer fee payments for the remainder of fiscal year 2005 will be paid on a pro rata basis in relation to time served.

Each non-management Director will also receive a one-time grant of 5,000 restricted shares upon initial appointment to the Board. Non-management Directors will also receive 3,500 restricted shares on an annual basis.

A summary of the Company’s compensation arrangements for non-management Directors is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01.     Other Events.

On November 10, 2005, the Board of Directors of Build-A-Bear Workshop, Inc. (the “Company”) amended its Corporate Governance Guidelines to provide that non-management directors are required to refrain from selling, transferring or otherwise disposing of greater than 50% of their total stock holdings in the Company’s stock during any 12-month period beginning with the anniversary date of the Company’s initial public offering and ending with the next anniversary date of the Company’s initial public offering. The Corporate Governance Guidelines, as amended, are set forth on the Company’s Investor Relations website at:  http://ir.buildabear.com in the Corporate Governance section.

Also on November 10, 2005, the Company’s Board of Directors amended its Business Conduct Policy to provide that potential instances of non-compliance with the policy can be reported using an ethics hotline, which will report any reported violations to the Chairman of the Nominating and Corporate Governance Committee. Additionally, the policy was amended to provide that amendments or waivers to the policy will be disclosed within four business days. The Business Conduct Policy, as amended, is set forth on the Company’s Investor Relations website at:   http://ir.buildabear.com in the Corporate Governance section.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Description of Non-Management Director Compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: November 16, 2005	/s/ Tina Klocke
Name: Tina Klocke
Title: Chief Financial Bear, Secretary and
Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Description of Non-Management Director Compensation.

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